UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 30, 2021

                        BLUE LINE PROTECTION GROUP, INC.
                        --------------------------------
             (Exact name of Registrant as specified in its charter)

     Nevada                         000-52942                  20-5543728
--------------------              ----------------            ----------
(State or other jurisdiction    (Commission File No.)        (IRS Employer
  of incorporation)                                         Identification No.)

                                5765 Logan Street
                                Denver, CO 80216
          (Address of principal executive offices, including Zip Code)

        Registrant's telephone number, including area code:(800) 844-5576


          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

       Title of each        Trading               Name of each exchange
           class           Symbol(s)               on which registered
      --------------      -----------             ----------------------
           None               N/A                          N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

      Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [ ]

ITEM 5.03 Amendments to the Articles of Incorporation or Bylaws

     On July 30, 2021, the Company adopted new bylaws. The new Bylaws are filed as Exhibit 3(ii) to this report.


ITEM 9.01 Financial Statements and Exhibits

Exhibit #   Description

3(ii)       Bylaws

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 4, 2021

                                 BLUE LINE PROTECTION GROUP, INC.


                                 By: /s/ Evan DeVoe
                                    ------------------------------------
                                     Evan DeVoe, Chief Executive Officer